DELAWARE VIP TRUST

Delaware VIP International Value Equity Series
(the "Series")

Supplement to the Series' Standard Class
Prospectus dated April 29, 2008

The following replaces the table on page 3 entitled, "How has the Series performed? - Average annual returns for periods ending 12/31/07":

Average annual returns for periods ending 12/31/07

	Delaware VIP International Value Equity Series Standard Class	MSCI EAFE (Europe, Australasia, Far East) Index (net)	MSCI EAFE Index (gross)
1 year	5.24%	11.17%	11.63%
5 years	20.73%	21.59%	22.08%
10 years	9.90%	8.66%	9.04%

The Series' returns above are compared to the performance of the MSCI EAFE Index (Index), which is a float-adjusted market capitalization index designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of June 2007, the Index consisted of 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Index "gross" return reflects the maximum possible dividend reinvestment. Index "net" return reflects minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. The Series' portfolio managers believe that the net returns of the MSCI EAFE Index are a more accurate benchmark for the Series' investments. You should remember that unlike the Series, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Please keep this Supplement for future reference.

This Supplement is dated April 30, 2008.